UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2008
Cardica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51772	94-3287832

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA	94063

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On January 24, 2008, Cardica, Inc. (the “Company”) announced the results of operations for its fiscal quarter ended December 31, 2007. A copy of the Company’s press release announcing such results dated January 24, 2008 is attached hereto as Exhibit 99.1.
     The information set forth under this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated January 24, 2008 containing Cardica, Inc.’s results of operations for the fiscal quarter ended December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: January 24, 2008	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press release dated January 24, 2008.